================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       MassMutual Participation Investors
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
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



                       MASSMUTUAL PARTICIPATION INVESTORS
                        SPRINGFIELD, MASSACHUSETTS 01115




                                     [LOGO]




                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT


                                      TIME
                             FRIDAY, APRIL 30, 2004
                                  AT 1:00 P.M.


                                      PLACE
                                    OAK ROOM
                              MASSACHUSETTS MUTUAL
                             LIFE INSURANCE COMPANY
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111

--------------------------------------------------------------------------------
     Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States.
--------------------------------------------------------------------------------

                       MASSMUTUAL PARTICIPATION INVESTORS

                           Springfield, Massachusetts

Dear Shareholder:

     The 2004 Annual Meeting of Shareholders of MassMutual Participation Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:00 p.m., Eastern Time, on Friday, April 30, 2004. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD YOU CAN HELP THE TRUST AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

     At the meeting, shareholders will be asked to re-elect three Trustees and approve the existing Investment Advisory and Administrative Services Contract, dated October 7, 1988, with David L. Babson & Company Inc. The Board of Trustees recommends that shareholders elect the nominated Trustees and approve the continuance of the contract with David L. Babson & Company Inc.

     I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.


                                     Sincerely,

                                     /s/ Stuart H. Reese
                                     ------------------------
                                     Stuart H. Reese
                                     Chairman

                       MASSMUTUAL PARTICIPATION INVESTORS
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
MASSMUTUAL PARTICIPATION INVESTORS:

     The Annual Meeting of Shareholders of MassMutual Participation Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 30, 2004, at 1:00 p.m., Eastern Time, for the following purposes:

     (1) to re-elect Donald E. Benson, Donald Glickman and Robert E. Joyal as Trustees for three-year terms, and until their respective successors are duly elected and qualified;

     (2) to approve the continuance of the Trust's existing Investment Advisory and Administrative Services Contract with David L. Babson & Company Inc., dated October 7, 1988, which was last submitted to a vote of the Trust's shareholders on April 11, 2003; and

     (3) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of record of the shares of beneficial interest of the Trust at the close of business on March 1, 2004, are entitled to vote at the meeting or any adjournment thereof.


                                    By order of the
                                    Board of Trustees,

                                    /s/ Stephen L. Kuhn
                                    ----------------------------
                                    Stephen L. Kuhn
                                    Vice President and Secretary


Springfield, Massachusetts
March 15, 2004

                                PROXY STATEMENT
                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Participation Investors (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 30, 2004, at 1:00 p.m., Eastern time.

     Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

     Holders of the shares of beneficial interest of the Trust ("shares") of record at the close of business on March 1, 2004 will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,617,735 shares outstanding on the record date. To the best knowledge of the Trust, MassMutual is the only beneficial owner of more than 5% of the outstanding shares of the Trust. MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of its owning a $12,000,000 Senior Fixed Rate Convertible Note due December 13, 2011 (the "Note") issued by the Trust. MassMutual, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

     This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders and proxy card are being mailed on or about March 15, 2004, to shareholders of record on March 1, 2004, the record date. The Trust's principal business office is MassMutual Participation Investors, c/o David L. Babson & Company Inc., 1500 Main Street, Suite 1100, Springfield, Massachusetts 01115.

     Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, the three nominees for Trustees at the Annual Meeting who receive the greatest number of votes properly cast for the election of trustees shall be elected Trustees.

     To the extent that a vote is legally required, an affirmative "majority vote" of the Trust's shares is required to approve the continuance of the Trust's Investment Advisory and Administrative Services Contract dated October 7, 1988 (the "Contract") with David L. Babson & Company Inc. ("Babson"). An affirmative "majority vote" means either (1) the holders of at least 67% of the Trust's shares present in person or by proxy, if more than 50% of the Trust's outstanding shares are present or represented by proxy, or (2) a majority of the outstanding shares of the Trust, whichever is less.

     Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. As to the continuance of the Contract, abstentions or broker non-votes have the effect of a negative vote. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

                            (1) ELECTION OF TRUSTEES

     The Board of Trustees is currently comprised of eight Trustees with terms expiring in 2004, 2005 and 2006. The terms of Donald E. Benson, Donald Glickman, and Robert E. Joyal expire this year. The Trust's Nominating Committee nominated Mr. Benson and Mr. Glickman (who are independent Trustees) for re-election to the Board of Trustees, each for a three-year term. Upon the recommendation of the Nominating Committee, the Trust's Board of Trustees nominated Mr. Joyal (who is an interested Trustee) for re-election for a three-year term. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF THE TRUST

     Set forth below after the name of each nominee for Trustee, and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust; age; term of office and length of such term served; principal occupation during the past five years; certain other of the Trustees' directorships; and certain other information required to be disclosed in this Proxy Statement. Also, set forth below after the name of each Officer is a list of the Trust's Executive Officers, with his position with the Trust, principal occupation or employment for the past five years and term of office and length of such term served.

                              INTERESTED TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese* (48)       Trustee        3 years/10 months    Executive Vice President     48      Trustee, Chairman (since 1999)
                                                                and Chief Investment                 and President (1993-1999) of
MassMutual Life Ins. Co.    Chairman       1 year/7 months      Officer (since 1999) of              the Trust; Director (since
1295 State Street           (since 1999)                        MassMutual; President                1995), MassMutual Corporate
Springfield, MA 01111                                           (since 2003), Director               Value Partners Limited
                                                                and CEO (since 2000),                (investment company);
                                                                and President (2000-                 President (1994-1999),
                                                                2001) of Babson; Chief               Chairman and Trustee (since
                                                                Executive Director                   1999), MassMutual
                                                                (1997-1999), Senior                  Institutional Funds; President
                                                                Vice President (1993-                (1993-1999), Chairman and
                                                                1997) of MassMutual.                 Trustee (since 1999), MML
                                                                                                     Series Investment Fund;
                                                                                                     Director (since 1993), MML
                                                                                                     Baystate Life Insurance
                                                                                                     Company; Advisory Board Member
                                                                                                     (since 1995), Kirtland Capital
                                                                                                     Partners (investment
                                                                                                     partnership); Advisory Board
                                                                                                     Member (since 1996),
                                                                                                     MassMutual High Yield Partners
                                                                                                     II LLC (investment company);
                                                                                                     Chairman (since 1999) and
                                                                                                     Director (since 1996), Antares
                                                                                                     Capital Corporation (bank loan
                                                                                                     syndication); Director (since
                                                                                                     1996), Charter Oak Capital
                                                                                                     Management, Inc.; President
                                                                                                     (since 1998), MassMutual/Darby
                                                                                                     CBO LLC (investment company);
                                                                                                     Director (since 1999), MLDP
                                                                                                     Holdings; Chairman (since
                                                                                                     2000), Cornerstone Real Estate
                                                                                                     Advisers Inc.; Trustee (since
                                                                                                     1998), President (1998-2001)
                                                                                                     and Chairman (since 2001),
                                                                                                     MMCI Subsidiary Trust and MMPI
                                                                                                     Subsidiary Trust; Trustee,
                                                                                                     Chairman (since 1999), and
                                                                                                     President (1993-1999),
                                                                                                     MassMutual Corporate Investors
                                                                                                     (closed-end investment company
                                                                                                     advised by Babson).
------------------------------------------------------------------------------------------------------------------------------------
*Mr. Reese is an "interested person" of the Trust (as defined in the Investment
Company Act of 1940, amended) because of his position as an Officer of the
Trust, an Executive Officer of MassMutual and a Director, President and CEO of
Babson.

                              INTERESTED TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Joyal** (59)      Trustee        1 year/10 months     President (2001-2003),       48      President (1999-2003) and
                            (since 2003)                        Managing Director                    Trustee (since 2003) of the
MassMutual                                                      (2000-2001) and                      Trust; Director (since 1996),
Participation Investors                                         Executive Director                   Antares Capital Corporation
1500 Main Street                                                (1999-2000) of Babson;               (bank loan syndication);
Suite 1100                                                      Executive Director                   Director (since 1996), First
Springfield, MA 01115                                           (1997-1999) of                       Israel Mezzanine Investors
                                                                MassMutual.                          Ltd. (general partner and
NOMINEE FOR TRUSTEE                                                                                  manager of The Israel
                                                                                                     Mezzanine Fund, L.P.);
                                                                                                     Director (since 2003), Pemco
                                                                                                     Aviation Group, Inc.; Director
                                                                                                     (since 2003), MML Series
                                                                                                     Investment Fund (an open-end
                                                                                                     investment company sub-advised
                                                                                                     by Babson); Director (since
                                                                                                     2003), MassMutual
                                                                                                     Institutional Fund (an
                                                                                                     open-end investment company
                                                                                                     subadvised by Babson); Trustee
                                                                                                     (1998-2003), Senior Vice
                                                                                                     President (1998-2001) and
                                                                                                     President (2001- 2003), MMCI
                                                                                                     Subsidiary Trust and MMPI
                                                                                                     Subsidiary Trust; President
                                                                                                     (1999-2003), Trustee (since
                                                                                                     2003), MassMutual Corporate
                                                                                                     Investors (closed-end
                                                                                                     investment company advised by
                                                                                                     Babson).
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
**Mr. Joyal retired as President of Babson in June 2003. He continues to serve as a director or trustee of several entities affiliated with MassMutual, Babson's indirect parent company. Accordingly, the Trust classifies Mr. Joyal as an "interested person" of the Trust and Babson (as defined in the Investment Company Act of 1940, amended).

                              INDEPENDENT TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Donald E. Benson (73)       Trustee        3 years/2 years,     Executive Vice President     2       Director (since 1997), MAIR
                            (since 1988)   10 months            and Director (since 1992),           Holdings, Inc. (commuter
MassMutual                                                      Marquette Financial                  airline holding company);
Participation Investors                                         Companies (financial                 Director (since 1997),
1500 Main Street                                                services); Partner (since            National Mercantile Bancorp
Suite 1100                                                      1996), Benson Family                 (bank holding company) and
Springfield, MA 01115                                           Limited Partnership No. 1            Mercantile National Bank;
                                                                and Benson Family                    Trustee (since 1986),
NOMINEE FOR TRUSTEE                                             Limited Partnership No. 2            MassMutual Corporate Investors
                                                                (investment partnerships);           (closed-end investment company
                                                                Partner (since 1987),                advised by Babson).
                                                                Benson, Pinckney, Oates
                                                                Partnership (building
                                                                partnership).
------------------------------------------------------------------------------------------------------------------------------------
Donald Glickman (70)        Trustee        3 years/2 years,     Chairman (since 1992),       2       Director (1988-2000), CalTex
                            (since 1992)   10 months            Donald Glickman and                  Industries, Inc. (manufacturer
MassMutual                                                      Company, Inc.                        of windows); Director (since
Participation Investors                                         (investment banking);                1984), Monro Muffler Brake,
1500 Main Street                                                Partner (since 1992), J.F.           Inc. (automobile repair
Suite 1100                                                      Lehman & Co. (private                service); Director (since
Springfield, MA 01115                                           investments).                        1998), MSC Software, Inc.;
                                                                                                     Chairman (1998-2003), Elgar
NOMINEE FOR TRUSTEE                                                                                  Electronics (manufacturer of
                                                                                                     electronic power supplies);
                                                                                                     Director (since 2002), Racal
                                                                                                     Instrument Group (manufacturer
                                                                                                     of electronic test equipment);
                                                                                                     Director (since 2002), OAOT,
                                                                                                     Inc. (ITC Services); Director
                                                                                                     (since 1999) SDI, Inc.
                                                                                                     (manufacturer of airbag
                                                                                                     initiations); Trustee (since
                                                                                                     1992), MassMutual Corporate
                                                                                                     Investors (closed-end
                                                                                                     investment company advised by
                                                                                                     Babson).
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

                              INDEPENDENT TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Martin T. Hart (68)         Trustee        3 years/10 months    Private Investor;            2       Director (since 1997), T-Netix
                            (since 1991)                        President and Director               Inc. (communications company);
MassMutual                                                      (since 1983), H                      Director (since 1999),
Participation Investors                                         Corporation.                         ValueClick Inc. (internet
1500 Main Street                                                                                     advertising company); Director
Suite 1100                                                                                           (since 2002), Spectranetics
Springfield, MA 01115                                                                                Corp. (medical device
                                                                                                     company); Director (1990-
                                                                                                     1998), PNB Financial Group;
                                                                                                     Director (1992- 2002), Schuler
                                                                                                     Homes, Inc.; Director (1993 to
                                                                                                     2000), Optical Security Group;
                                                                                                     Director (1994- 1999), Ardent
                                                                                                     Software Inc.; Director (since
                                                                                                     1996), PJ America/PJ United;
                                                                                                     Director (since 1994), Houston
                                                                                                     Pizza Venture; Director (since
                                                                                                     1994), PJ Iowa; Director
                                                                                                     (since 1998), PJ Nor-Cal;
                                                                                                     Director (1998-2002), Vail
                                                                                                     Banks Inc.; Trustee (since
                                                                                                     1994), Regis University;
                                                                                                     Director (since 1999),
                                                                                                     Stephany's Chocolate; Director
                                                                                                     (since 2002), Interactive
                                                                                                     Telesis, Inc.; Director (since
                                                                                                     2000), Digital Directions,
                                                                                                     Inc.; Partner (since 1986),
                                                                                                     HFTF L.L.C. (wholesale nursery
                                                                                                     and garden center); Trustee
                                                                                                     (since 1991), MassMutual
                                                                                                     Corporate Investors
                                                                                                     (closed-end investment company
                                                                                                     advised by Babson).
------------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Steven A. Kandarian (51)    Trustee        3 years/1 year,      Executive Director           13      Trustee (since 2002), The DLB
                            (since 2002)   10 months            (December 2, 2001                    Fund Group (open-end
MassMutual                                                      through February 21,                 investment company advised by
Participation Investors                                         2004), Pension Benefit               Babson); Trustee (since 2002),
1500 Main Street                                                Guaranty Corp., (a                   MassMutual Corporate Investors
Suite 1100                                                      Federal pension agency);             (a closed-end investment
Springfield, MA 01115                                           Managing Director                    company advised by Babson).
                                                                (1993-2001), Orion
                                                                Partners, L.P. (a private
                                                                equity fund).
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

                              INDEPENDENT TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Jack A. Laughery (69)       Trustee        3 years/1 year,      President and Partner        2       Director (since 1993), Papa
                            (since 1996)   10 months            (since 1996), Laughery               John's International (food
MassMutual                                                      Investments.                         service companies); Director
Participation Investors                                                                              (since 1994), Houston Pizza
1500 Main Street                                                                                     Venture LLC (pizza
Suite 1100                                                                                           restaurant); Partner (since
Springfield, MA 01115                                                                                1987), Coastal Lodging
                                                                                                     (hotels); Part Owner (since
                                                                                                     1998), Rocky Mount Harley
                                                                                                     Davidson; Partner (since
                                                                                                     1996), Papa John's Iowa;
                                                                                                     Director (since 2001), Papa
                                                                                                     John's United (food service);
                                                                                                     Director (1997-1998), PJ New
                                                                                                     England; Trustee (since 1996),
                                                                                                     MassMutual Corporate Investors
                                                                                                     (closed-end investment company
                                                                                                     advised by Babson).
------------------------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard (66)     Trustee        3 years/1 year,      Dean (since 1996),           2       Director (since 1997), The
                            (since 1998)   10 months            Barney School of                     Advest Bank; Trustee (since
MassMutual                                                      Business, University of              1993), Aetna Series Fund
Participation Investors                                         Hartford.                            (investment company); Director
1500 Main Street                                                                                     (since 1992), Aetna Variable
Suite 1100                                                                                           Series Fund; Trustee (since
Springfield, MA 01115                                                                                1998), MassMutual Corporate
                                                                                                     Investors (a closed-end
                                                                                                     investment company advised by
                                                                                                     Babson).
------------------------------------------------------------------------------------------------------------------------------------

                              OFFICERS OF THE TRUST


                            Position            Office Term/                                   Principal
Name (Age)                  with the             Length of                               Occupation(s) During
 Address                      Fund              Time Served                                   Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Roger W. Crandall (39)      President         1 year/7 months         President (since 2003) and Vice President (2002-2003) of the
                                                                      Trust; Director (since 2003) and Managing Director (since
MassMutual                                                            2000) of Babson; Managing Director (1993-2000) of
Participation Investors                                               MassMutual; Trustee and President (since 2003), MMCI
1500 Main Street                                                      Subsidiary Trust and MMPI Subsidiary Trust; President (since
Suite 1100                                                            2003), Vice President (2002-2003), MassMutual Corporate
Springfield, MA 01115                                                 Investors.
------------------------------------------------------------------------------------------------------------------------------------
Clifford M. Noreen (46)     Vice President    1 year/7 months         Vice President (since 1993) of the Trust; Managing Director
                                                                      (since 2000) of Babson; Managing Director (1996-1999) of
MassMutual                                                            MassMutual; Vice President (since 1993), MassMutual
Participation Investors                                               Corporate Investors.
1500 Main Street
Suite 1100
Springfield, MA 01115
------------------------------------------------------------------------------------------------------------------------------------
Stephen L. Kuhn (57)        Vice President    1 year/7 months         Vice President and Secretary (since 1988) of the Trust;
                            and Secretary                             General Counsel and Clerk (since 2000) of Babson; Senior
MassMutual                                                            Vice President (since 1999), Deputy General Counsel (since
Participation Investors                                               1998), and Assistant Secretary (since 1996) of MassMutual;
1500 Main Street                                                      Secretary (since 1998), MMCI Subsidiary Trust and MMPI
Suite 1100                                                            Subsidiary Trust; Vice President (since 1989) and Secretary
Springfield, MA 01115                                                 (since 1980) of MassMutual Corporate Investors.
------------------------------------------------------------------------------------------------------------------------------------

                              OFFICERS OF THE TRUST


                            Position            Office Term/                                   Principal
Name (Age)                  with the             Length of                               Occupation(s) During
 Address                      Fund              Time Served                                   Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Charles C. McCobb, Jr. (60) Vice President    1 year/7 months         Chief Financial Officer (since 1998) and Vice President
                            and Chief                                 (since 1997) of the Trust; Managing Director (since 2000) of
MassMutual                  Financial Officer                         Babson; Managing Director (1997-1999) of MassMutual;
Participation Investors                                               Trustee, Vice President, Treasurer and Chief Financial
1500 Main Street                                                      Officer (since 1998), MMCI Subsidiary Trust and MMPI
Suite 1100                                                            Subsidiary Trust; Chief Financial Officer (since 1998) and
Springfield, MA 01115                                                 Vice-President (since 1997), MassMutual Corporate Investors.
------------------------------------------------------------------------------------------------------------------------------------
John T. Davitt, Jr. (36)    Comptroller       1 year/7 months         Comptroller (since 2001) of the Trust; Director (since 2000)
                                                                      of Babson; Associate Director (1997-2000) of MassMutual;
MassMutual                                                            Comptroller (since 2001), MassMutual Corporate Investors.
Participation Investors
1500 Main Street
Suite 1100
Springfield, MA 01115
------------------------------------------------------------------------------------------------------------------------------------
James M. Roy (41)           Treasurer         1 year/7 months         Treasurer (since 2003) and Associate Treasurer (1999-2003)
                                                                      of the Trust; Director (since 2000) and Associate Director
MassMutual                                                            (1996-2000) of Babson; Controller (since 2003), MMCI
Participation Investors                                               Subsidiary Trust and MMPI Subsidiary Trust; Treasurer (since
1500 Main Street                                                      2003) and Associate Treasurer (1999-2003), MassMutual
Suite 1100                                                            Corporate Investors.
Springfield, MA 01115
------------------------------------------------------------------------------------------------------------------------------------

SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

     Set forth below is information concerning beneficial ownership, as of February 25, 2004, of the Trust's shares by each Trustee, nominee for Trustee, and by the Trust's Trustees, nominees for Trustee and Executive Officers as a group.


                      BENEFICIAL OWNERSHIP OF TRUST SHARES
                               FEBRUARY 25, 2004*
--------------------------------------------------------------------------------
Name of                           Shares                  Percentage of
Individual                        Beneficially            Outstanding
or Group                          Owned*                  Shares Owned
--------                          ------                  ------------

D. Benson                          7,844                       **
D. Glickman                        2,540                       **
M. Hart                           44,438                      0.46%
R. Joyal                          15,384                      0.16%
S. Kandarian                       4,800                       **
J. Laughery                        6,333                       **
C. Norgaard                        1,011                       **
S. Reese                          11,827                      0.13%

All Trustees, Nominees
and Executive Officers
as a Group                        95,677                      0.99%

       DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND NOMINEES FOR TRUSTEE
       ------------------------------------------------------------------

Name of                        Dollar Range              Aggregate Dollar Range
Nominee/                       of Shares                 of Shares in the Family
Trustee                        in the Fund***            Investment Companies
-------                        --------------            --------------------

D. Benson                     $50,001-$100,000               Over $100,000
D. Glickman                   $10,001-$50,000                Over $100,000
M. Hart                        Over $100,000                 Over $100,000
R. Joyal                       Over $100,000                 Over $100,000
S. Kandarian                  $50,001-$100,000               Over $100,000
J. Laughery                   $50,001-$100,000               Over $100,000
C. Norgaard                   $10,001-$50,000               $10,001-$50,000
S. Reese                       Over $100,000                 Over $100,000

-------------------
*This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and executive officer as of December 31, 2003, as supplemented by any purchases or sales of Trust shares reported on SEC Forms 4 or 5 between January 2, 2004 and February 25, 2004, if any. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. Fractional shares are not reported.
**Less than one-tenth of one percent not listed.
***Market Value as of February 25, 2004.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

     The Board of Trustees has an Audit Committee, a Joint Transactions Committee and a Nominating Committee.

     The Audit Committee is comprised exclusively of Trustees who are not "interested persons" of the Trust and operates pursuant to a written Charter, which appears on pages A-1 to A-5 of this Proxy Statement as Appendix A and is also available on the Trust's website, www.massmutual.com/mpv. The present members of the Audit Committee are Donald E. Benson, Martin T. Hart and Corine
T. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and upon due consideration of the qualifications of each member of the Trust's Audit Committee at the July 18, 2003 meeting of the Trust's Board of Trustees, the Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

     In accordance with the standards set forth in the Audit Committee Charter, the Audit Committee is responsible for: financial statement and disclosure matters; matters related to the hiring, retention and oversight of the Trust's independent accountants; certain legal and compliance oversight matters; and certain other matters as set forth in the Charter. The Audit Committee also supervises investigations into matters relating to audit function and performs other duties as required by applicable law or regulation. During the twelve months ended December 31, 2003, the Audit Committee held five meetings, one of which was by telephone.

     The Joint Transactions Committee is comprised of all of the Trust's Trustees who are not "interested persons" of the Trust. This Committee reviews certain joint investment transactions between the Trust and MassMutual. This Committee acts primarily by written consent (eleven consents were executed by Committee members, approving nineteen investments during the past fiscal year). The Committee also met informally four times during the year in conjunction with the quarterly meetings of the Trust's Board of Trustees.

     The Trust's Nominating Committee currently is comprised of the following
Trustees: Donald E. Benson, Donald Glickman, Martin T. Hart, Jack A. Laughery, Steven A. Kandarian, and Corine T. Norgaard, each of whom is independent under the rules of the New York Stock Exchange and none of whom is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), as amended. A current copy of the Nominating Committee's Charter can be found on the Trust's website, www.massmutual.com/mpv. This Committee met twice during fiscal year 2003.

     The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of the Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the

Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; an assessment of the candidate's ability, judgment, expertise, reputation and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

     When the Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate. Shareholders' recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

     During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call). All Trustees attended 100% of all of the meetings of the Board of Trustees and their respective Committee meetings.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

     Pursuant to the Contract, Babson paid (and will continue to pay) the compensation and expenses of the Trust's officers and of all Trustees of the Trust who were officers or employees of Babson, with the exception of Messrs. Reese, Kuhn and Deitelbaum, whose compensation and expenses were paid (and will continue to be paid) by MassMutual. Mr. Kandarian was the executive director of the Pension Benefit Guaranty Corporation (the "PBGC"), and did not receive any compensation for his services as a Trustee (other than out-of-pocket expenses incurred to attend meetings of the Trust's Board of Trustees). On January 7, 2004, Mr. Kandarian announced his resignation as Executive Director of the PBGC, effective February 21, 2004. As a result of Mr. Kandarian's resignation from the PBGC, the PBGC's ethics rules will no longer prohibit him from receiving compensation for his services as an independent Trustee of the Trust. The Trust will compensate Mr. Kandarian in accordance with its policies governing independent Trustees beginning on February 22, 2004.

     Trustees who are not officers or employees of MassMutual or Babson receive fees of $1,250 for each Trustees' meeting which they attend and annual Trustees' fees of $8,000. No fees are paid for Trustees' meetings conducted by telephone conference call or by written consent. Members of the Audit Committee and Nominating Committee receive an additional fee of $1,000 per meeting attended, including meetings conducted by telephone. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their out-of-pocket expenses paid by the Trust during the fiscal year ended December 31, 2003 was $98,060.

     The following table discloses the compensation paid to the Trust's independent Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2003. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company managed by Babson. (Both funds collectively referred to as the "Fund Family"). The Trustees do not receive pension or retirement benefits.

                                                                Total
                                           Aggregate         Compensation
     Name of                              Compensation        from Fund
     Trustee                             from the Trust        Family
     -------                             --------------        ------

     Donald E. Benson                       $20,000            $47,000
     Donald Glickman                         15,000             37,000
     Martin T. Hart                          20,000             47,000
     Jack A. Laughery                        15,000             37,000
     Corine T. Norgaard                      20,000             47,000
                                            -------           --------
     Total                                  $90,000           $215,000
                                            =======           ========


                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

     o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with Management and Deloitte & Touche LLP, the Trust's independent public accountants;

     o Discussed with Deloitte & Touche LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

     o Received the written disclosure and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence.

          The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the Trust and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

          In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2003 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2003, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

          The Audit Committee appointed the firm of KPMG LLP as the Trust's auditors of the Trust for the fiscal year ending December 31, 2004, and, in connection therewith, will prepare all of the Trust's tax returns for the fiscal year ending December 31, 2004.

     SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

     Donald E. Benson, Audit Committee Chair
     Martin T. Hart, Audit Committee Member
     Corine T. Norgaard, Audit Committee Member

     February 6, 2004

     The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.

                    (2) APPROVAL OF THE EXISTING INVESTMENT
                 ADVISORY AND ADMINISTRATIVE SERVICES CONTRACT

     The Trust has an Investment Advisory and Administrative Services Contract dated October 7, 1988. The Contract entitles the Trust to certain investment advisory and administrative services. Under the Contract, Babson is required to provide the Trust with a continuing investment program consistent with its objectives, which includes investments in a wide variety of private placement securities with at least half of these investments normally including equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high-yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. In addition, the Trust may temporarily invest in high quality, readily marketable securities. The Trust paid an advisory fee of $830,742 to Babson for the fiscal year ended December 31, 2003. At a meeting of the Board of Trustees of the Trust held on January 16, 2004, the Board of Trustees (including a majority of the independent Trustees), approved, and voted to recommend that the shareholders approve the continuance of the existing Contract with Babson.

     In making the foregoing recommendation, the Trust's Board of Trustees considered, among other things, the nature of the services provided to the Trust by Babson, including the nature of the private placement market compared to public markets and Babson's abilities to find and negotiate private placement securities; the quality of service provided by Babson (including the size, experience and professionalism of Babson's investment, compliance and accounting staffs); and that the administration of private placement securities (and particularly private mezzanine securities) is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities. The Trustees also considered the expenses of the Trust assumed by Babson under the Contract; the actual fees paid to Babson by the Trust for the services provided; a comparison of the Trust's fees and expenses to other closed-end funds whose investment activities include restricted securities and/or loan participations; possible economies of scale; the profitability of the Contract to Babson; possible benefits to Babson as a result of the Contract (including intangibles such as increased visibility in the financial community); the Trust's investment performance over various periods of time; comparisons of the Trust's investment performance to (i) other closed-end funds investing in restricted securities and/or loan participations and (ii) appropriate stock and bond indices; the benefits to shareholders of being able to share in certain investments with Babson's parent, MassMutual; and possible alternatives to the engagement of Babson.

     Based on their consideration of these and other factors, the Trust's Trustees, including a majority of its Trustees who are not "interested persons" (as defined by the 1940 Act), of the Trust or of Babson, (i) concluded that it was in the best interest of the Trust and its shareholders to continue with Babson the Contract now in effect and (ii) unanimously approved, and recommended that shareholders approve, the continuation of the Contract with Babson as now in effect. Prior to the Annual Meeting of Shareholders on April 30, 2004, the Trustees will meet again to review their approval and recommendation. Subject to such further review by the Board of Trustees, the Contract will be submitted to the Trust's shareholders for their approval or disapproval at the forthcoming Annual Meeting.

SUMMARY OF THE CONTRACT

     Under the Contract, Babson has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies. In accordance with an Exemptive Order of the U.S. Securities and Exchange Commission, as amended on August 8, 2000, Babson and MassMutual agreed that they will request each issuer of securities that MassMutual is prepared to purchase in a private placement, and that would be consistent with the Trust's investment objectives and policies, to also offer such securities to the Trust.

     Babson, at its expense, investigates and conducts relations with the issuers of securities purchased or to be purchased directly by the Trust and represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Babson provides administration of the day-to-day investment operations of the Trust and provides the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

     Either Babson or MassMutual pays the compensation and expenses of all officers and Trustees of the Trust who are officers or employees of Babson or MassMutual, as well as the expenses of office rent, telephone, utilities, office furniture, equipment and other office expenses of the Trust.

     In addition, Babson, subject to the supervision of the Trustees of the Trust, will, at its expense, furnish (or make provision for) the management and administrative services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust's organization (e.g., conducting Board, Committee and Shareholder meetings), supervising relations with the Trust's custodian, transfer agent, accountants and other persons dealing with the Trust, providing for pricing of the Trust's portfolio securities, coordinating the preparation of shareholder communications and conducting shareholder relations, maintaining the Trust's records, developing management services for the Trust and furnishing reports, evaluations and analyses on a variety of subjects for the Trustees of the Trust.

     The Trust pays the fees and expenses of Trustees who are not officers or employees of Babson or MassMutual. The Trust also pays the fees and expenses of independent advisers, independent contractors, consultants, managers and other agents which it employs other than through Babson. In addition, the Trust is responsible for the payment of legal fees and expenses; the fees and disbursements of transfer agents, dividend disbursing agents, registrars, independent accountants, and custodians and depositories of its assets; out-of-pocket business travel expenses incurred by Trustees, officers or employees of the Trust; taxes and governmental fees; the cost of preparing and mailing share certificates, dividends, reports, notices and proxy materials to shareholders; brokers' commissions or underwriting fees; and insurance as may be required by its Board of Trustees.

     Expenses incurred jointly by the Trust, Babson, MassMutual, MassMutual Corporate Investors (another closed-end investment company advised by Babson), and other investment funds advised by Babson, or any of them which are directly associated with the joint purchase or sale of securities by any such parties, are shared by such parties in proportion to the relative amounts of such securities each is purchasing or selling.

     Under the Contract, the Trust pays Babson a quarterly fee equal to 0.225% of the value of the net assets of the Trust as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees of the Trust, including a majority of Trustees of the Trust who are not "interested persons" of the Trust or of Babson, must approve each valuation of the Trust's net assets used to calculate Babson's fee. At a meeting on January 16, 2004, the Board of Trustees of the Trust approved the valuations being made as of the close of business on December 31, 2003, and arrived at a net asset value of the Trust at that date of $94,396,591.

     The Contract provides that Babson will reimburse the Trust for any amount, not exceeding Babson's entire fee for any year, by which the aggregate annual expenses (including the management fee, but excluding interest, taxes, brokerage expenses and extraordinary expenses) incurred by the Trust in such year exceed any expense limitation imposed by any state securities law or regulations thereunder applicable to the Trust. This requirement for reimbursement of expenses may be amended or rescinded with the approval of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Babson in response to changes in the requirements of state law, provided that no amendment or rescission shall be given retroactive effect unless required by the change in state law.

     Under the Contract, the Trust may use the name "MassMutual" or any name derived from or similar to the name "Massachusetts Mutual" or "Massachusetts Mutual Life Insurance Company" only for so long as the Contract or any extension, renewal or amendment thereof remains in effect. When it is no longer in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by or otherwise connected with MassMutual. The assignment of the Contract to Babson did not affect the Trust's right to use the name "MassMutual."

     The Contract also provides that Babson shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Babson in the performance of its duties or from reckless disregard by Babson of its obligations and duties under the Contract.

     The Contract is terminable on 60 days' written notice by the Trust's Board of Trustees, by a "majority vote" of the Trust's shares or by Babson. It will terminate automatically in the event of its assignment within the meaning of the Investment Company Act.

     Until terminated, the Contract will remain in force from year to year to the extent approved at least annually (a) by vote of a majority of Trustees of the Trust who are not "interested persons" of the Trust or of Babson, cast in person at a meeting called for the purpose of voting on such approval, and (b) specifically either by the Trust's Board of Trustees or by a "majority vote" of the Trust's shares.

     Shareholder approval of the continuance of the Contract is not a requirement of law. The Board of Trustees, however, believes it is desirable for the Trust's shareholders to have an opportunity to give or withhold such approval. If such approval is withheld the Contract will not automatically terminate, but the Trustees will determine what action to take in the best interests of shareholders of the Trust. Approval of the continuance of the Contract will require the affirmative "majority vote" of the shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in direct placement securities are on a negotiated basis. Brokers and dealers who execute any portfolio transaction for the Trust will be selected primarily on the basis of obtaining the best price and execution of each transaction. In seeking the best price and execution for securities traded only in the over-the-counter market, the Trust will normally deal directly with the principal market-makers unless a more favorable price may be obtained through other brokers or dealers.

     When it can be done consistent with the policy of obtaining best price and execution, Babson may place orders with brokers and dealers who supply market quotations to the Trust or its agents for portfolio valuation purposes, or who supply research, market and statistical information to the Trust or Babson. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. Although certain research, market and statistical information from brokers and dealers can be useful to the Trust and Babson, it is the opinion of Babson that such information is only supplementary to Babson's own research effort, since the information must still be analyzed, weighed and reviewed by Babson's staff. Such information may be useful to Babson in providing services to clients other than the Trust, and not all such information is used by Babson in connection with the Trust. Conversely, such information provided to Babson by brokers and dealers through whom other clients of Babson effect securities transactions may be useful to Babson in providing services to the Trust.

     During the fiscal year ended December 31, 2003, the Trust paid an aggregate sum of $11,341 in brokerage commissions. Portfolio turnover for the fiscal year ended December 31, 2003, was 55.08%.

                        THE TRUST'S INDEPENDENT AUDITORS

     Deloitte & Touche LLP ("D&T") audited the financial statements of the Trust, Babson and MassMutual for the fiscal year ended December 31, 2003. D&T's audit report for the Trust contained no qualifications or modifications. A D&T representative is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As discussed below, KPMG LLP ("KPMG") will audit the Trust's 2004 financial statements and prepare the Trust's 2004 tax return. KPMG has met with the Trust's Audit Committee and discussed preliminary matters related to their engagement, but will not be present at the forthcoming Annual Meeting.

                        FEES PAID TO INDEPENDENT AUDITORS

                          (1) FEES BILLED TO THE TRUST
     ---------------------------------------------------------------------------

                                      Year Ended              Year Ended
                                  December 31, 2003       December 31, 2002
                                  -----------------       -----------------

     Audit Fees                        $49,500                 $37,400
     Audit-Related Fees                  5,500                   5,500
     Tax Fees                            7,400                   7,400
     All Other Fees                          0                       0
                                       -------                 -------
     Total Fees                        $62,400                 $50,300
                                       =======                 =======

                          (2) NON-AUDIT FEES BILLED TO
                             BABSON AND MASSMUTUAL
     ---------------------------------------------------------------------------

                                      Year Ended              Year Ended
                                  December 31, 2003       December 31, 2002
                                  -----------------       -----------------

     Audit-Related Fees                $340,000                $367,405
     Tax Fees                            35,100                  18,350
     All Other Fees                       5,000                  22,104
                                       --------                --------
     Total Fees                        $380,100                $407,859
                                       ========                ========

     The category "Audit Related Fees" reflects fees billed by D&T for services related to the audit and other assurance services performed in connection with the audit engagements of the Trust, Babson and MassMutual. Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by D&T for various non-audit and non-tax services rendered to the Trust, Babson and MassMutual, such as product development, database and analysis training, and tax compliance and planning. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2003, the Trust's Audit Committee approved all of the services rendered to the Trust by D&T and did not rely on such a pre-approval policy for any such services.

     The 2002 fees billed represent final 2002 amounts, which may differ from the preliminary figures available as of the publication date of the Trust's 2003 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trust's 2003 Proxy Statement, but are now properly included in the 2002 fees billed to the Trust, Babson and MassMutual.

     During 2003, the Trust, Babson and MassMutual solicited proposals for their independent audit and tax engagements from the four nationally recognized public accounting firms (including D&T and KPMG). The Trust's Audit Committee and its

Board of Trustees determined that, based on KPMG's more favorable fee structure, engaging KPMG was in the best interests of the Trust. Effective January 1, 2004, and for the fiscal year ending December 31, 2004, the Trust's Audit Committee and Board of Trustees have appointed KPMG as the Trust's independent auditors replacing D&T. Babson and MassMutual also engaged KPMG to perform certain audit, tax and other services for them.

     During its two most recently completed fiscal years, the Trust had no disagreements with D&T concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure and D&T never advised the Trust that: (1) the Trust's internal controls were unreliable; (2) the representations of the Trust's management were unreliable or that D&T was unwilling to be associated with the financial statements prepared by the Trust's management; (3) D&T needed to expand significantly the scope of its audits (and D&T never, in fact, so expanded such audit scope); (4) D&T became aware of any information that materially impacted the fairness or reliability of either a previously issued audit report or such report's underlying financial statements or that caused D&T to cease reliance on the assertions of the Trust's management related to such financial statements; and
(5) an issue existed related to any of D&T's audit reports or their underlying financial statements were resolved other than to the satisfaction of D&T.

                         CERTAIN ADMINISTRATIVE SERVICES

     MassMutual indirectly provides certain administrative services to the Trust including, but not limited to, meeting facilities, legal support, report preparation and other services provided to Babson, the Trust's Investment Adviser. MassMutual's principal business address is 1295 State Street, Springfield, MA, 01111.

                               INVESTMENT ADVISER

     The names and addresses of each director and the principal executive officer of Babson and his principal occupation are set forth below:


                                 STUART H. REESE
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111
          President, Chairman and CEO of David L. Babson & Company Inc.
            Executive Vice President and Chief Investment Officer of
                  Massachusetts Mutual Life Insurance Company.


                             WILLIAM F. GLAVIN, JR.
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142
       Director, Chief Operating Officer and Chief Compliance Officer of
                         David L. Babson & Company Inc.

                               ROGER W. CRANDALL
                                1500 MAIN STREET
                        SPRINGFIELD, MASSACHUSETTS 01115
        Director and Managing Director of David L. Babson & Company Inc.


                                 ROBERT LIGUORI
                               1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111
                   Director of David L. Babson & Company Inc.
              Senior Vice President and Deputy General Counsel of
                  Massachusetts Mutual Life Insurance Company.


                              KEVIN M. McCLINTOCK
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142
        Director and Managing Director of David L. Babson & Company Inc.

     Executive Officers of the Trust who are officers or employees of Babson (other than Trustees of the Trust) are listed below with their principal occupation or employment during the past five years. The term of each such Executive Officer is until the next meeting of the Board of Trustees following the 2004 Annual Meeting of Shareholders and until his successor shall have been chosen and qualified.


                                ROGER W. CRANDALL

     President (since 2003) and Vice President (2002-2003) of the Trust; Director (since 2003) and Managing Director (since 2000) of Babson; Managing Director (1993-2000) of MassMutual; President (since 2003), Vice President (2002-2003) of MassMutual Corporate Investors. Age: 39.


                               CLIFFORD M. NOREEN

Vice President (since 1993) of the Trust; Managing Director (since 2000) of Babson; Managing Director (1996-1999) of MassMutual; Vice President (since
1993), MassMutual Corporate Investors. Age: 46.


                                STEPHEN L. KUHN

     Vice President and Secretary (since 1988) of the Trust; General Counsel and Clerk (since 2000) of Babson; Senior Vice President (since 1999), Deputy General Counsel (since 1998), and Assistant Secretary (since 1996) of MassMutual; Vice President (since 1989) and Secretary (since 1980) of MassMutual Corporate Investors. Age: 57.

                             CHARLES C. McCOBB, Jr.

     Chief Financial Officer (since 1998) and Vice President (since 1997) of the Trust; Managing Director (since 2000) of Babson; Managing Director (1997-1999) of MassMutual; Chief Financial Officer (since 1998) and Vice-President (since
1997) of MassMutual Corporate Investors. Age: 60.

                                  JAMES M. ROY

     Treasurer (since 2003) and Associate Treasurer (1999-2003) of the Trust; Director (since 2000) and Associate Director (1996-2000) of Babson; Treasurer (since 2003) and Associate Treasurer (1999-2003) of MassMutual Corporate Investors. Age: 41.

     Other officers of the Trust who are officers or employees of Babson are:
Mark A. Ahmed, Shaun Corish, John T. Davitt, Jr., Andrew C. Dickey, John E. Deitelbaum, Christopher P. Dowd, Walter T. Dwyer, Robert Erwin, Robert M. Feingold, Jill A. Fields, Victoria Fortier, Laura L. Grant, Michael P. Hermsen, Patrick J. Joyce, Mary Wilson Kibbe, Michael L. Klofas, Audrey Meyer Lampert, Mary S. Law, Thomas S. Li, Kathleen Lynch, Richard C. Morrison, Emeka Onukwugha, Elisabeth A. Perenick, Thomas Shea, Robert M. Shettle, Mary Ann Z. Spencer, Richard E. Spencer II, J. Steven Staggs, Brian S. Toth and John B. Wheeler.

     Babson, an SEC registered investment adviser since 1940, currently has over $80 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, institutional investors (such as insurance companies, pension plans, endowments and foundations) and high net worth investors.

     DLB Acquisition Corporation is the direct owner of 100% of the voting shares of Babson. MassMutual Holding Company owns approximately 99% of the voting shares of DLB Acquisition Corporation. MassMutual owns all of the voting shares of MassMutual Holding Company. All of these corporations are located at 1295 State Street, Springfield, Massachusetts, 01111. Babson also has an office at 1500 Main Street, Suite 1100, in Springfield, Massachusetts, 01115, but its principal office is located at One Memorial Drive, Cambridge, Massachusetts 02142.

     Babson also advises MassMutual Corporate Investors ("Corporate Investors"), a closed-end, diversified management investment company, having a similar investment objective as the Trust and having net assets of $193,786,114 as of December 31, 2003. Babson's Investment Services Contract with Corporate Investors provides that Babson is to be paid a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the net asset value of Corporate Investors (approximately equivalent to 1.25% on an annual basis), plus or minus a performance adjustment (the "Performance Adjustment"). The Performance Adjustment is based on Corporate Investors' performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrial Composite (the "S&P Industrials") and the Lehman Brothers Intermediate U.S. Credit Index (the "Intermediate Bond Index," formerly named the "Lehman

Brothers Intermediate Corporate Bond Index") over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date").

     The Performance Adjustment is equal to 5% of the difference between Corporate Investors' actual rate of return over the Measurement Period and the Target Rate. If Corporate Investors' actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if Corporate Investors' actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The Performance Adjustment is subject to a maximum and minimum range of 1/16 of 1% of the net asset value of Corporate Investors (approximately equivalent to .25% on an annual basis). The advisory fee payable by Corporate Investors is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of Corporate Investors as of the Valuation Date.

                                 NET ASSETS                  ADVISORY FEE
                                   AS OF                        (ON AN
     NAME OF FUND                12/31/03                    ANNUAL BASIS)
     ------------                --------                    -------------
     MassMutual                                         1.25% of net assets PLUS
     Corporate                $193.8 million            Performance Incentive of
     Investors                                          +/- .25% (1.0% to 1.50%)

     In addition to acting as investment adviser and administrator to the Trust and Corporate Investors, Babson is investment adviser to The DLB Fund Group, a multiseries, open-end management investment company registered under the 1940 Act that primarily invests in publicly traded securities. Babson also serves as investment subadviser to certain other mutual funds that invest primarily in publicly traded securities, including certain series of MML Series Investment Fund and MassMutual Institutional Funds, which are open-end management investment companies primarily investing in publicly traded securities. Babson also acts as investment adviser to certain investment companies exempt from registration under the 1940 Act.

                               (3) OTHER BUSINESS

     The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the Trust's fiscal year, James E. Masur inadvertently failed to file a timely SEC Form 3 after becoming Babson's Chief Financial Officer, Comptroller and Managing Director. Babson's Compliance Department notified Mr. Masur that he had failed to file his SEC Form 3 on January 14, 2004, and he subsequently filed such Form on January 15, 2004.

               PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                             THE BOARD OF TRUSTEES

     Any shareholder intending to present a proposal at the Annual Meeting to be held in 2005 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 17, 2004, to be considered for inclusion in the Trust's proxy material for its 2005 Annual Meeting.

     As of the date of this proxy statement, the Trust's Board of Trustees has not adopted a formal process for shareholders to send communications to the Board because the Trust has received very few communications directed to the Board or individual Trustees in the past. In general, shareholder communications regarding the Trust can be directed to the Trust's Vice President and Chief Financial Officer by mail, telephone or email (mpvmailbox@massmutual.com).

                             ADDITIONAL INFORMATION

     Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost would be approximately $14,000.

     The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's shareholders. The Trust will arrange for at least one Trustee to attend its Annual Meeting of Shareholders; encourages all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange the Annual Meeting of shareholders on the same date as a Board of Trustees meeting to facilitate such attendance. Four of the Trust's Trustees attended the April 11, 2003 Annual Meeting.

     If any shareholders desire additional information about the matters proposed for action, management will be glad to hear from them and to provide further information.

                                  ANNUAL REPORT

     The Annual Report of the Trust for its fiscal year ended December 31, 2003, including financial statements, a schedule of the Trust's investments as of such date and other data, was mailed on or about February 27, 2004, to all shareholders of record. The financial statements included in such Annual Report are incorporated herein by reference. Any shareholder may request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trust's transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.


                                      By order of the
                                      Board of Trustees,

                                      /s/ Stephen L. Kuhn
                                      ----------------------------
                                      Stephen L. Kuhn
                                      Vice President and Secretary


1500 Main Street
Springfield, Massachusetts 01115
March 15, 2004

                                   APPENDIX A

                MassMutual Participation Investors (the "Trust")
                ------------------------------------------------

                             Audit Committee Charter
                             Adopted April 28, 2000
                      Revised and Restated October 17, 2003

1. Composition.
   -----------

     (a) The Audit Committee shall be composed of not less than three Trustees who are elected by a majority of the full Board of Trustees. Each Committee member shall be:

          (i)   a member of the Trust's Board of Trustees;

          (ii) an independent Trustee as defined by the applicable rules of the New York Stock Exchange (the "NYSE") and the Investment Company Act of 1940, as amended;

          (iii) financially literate as such qualification is interpreted by the Trust's Board of Trustees, or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

          (iv) at least one member of the Audit Committee shall possess accounting or related financial management expertise as determined by the business judgment of the Trust's Board of Trustees.

     (b) The Trust's Board of Trustees shall determine whether at least one member of the Audit Committee is an "audit committee financial expert" under applicable U.S. Securities and Exchange Commission rules. The Trust's audit committee financial expert is not an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act. The designation of a member of the Audit Committee as an audit committee financial expert does not: (i) impose on that member any duties, obligations or liability that are greater than the duties, obligations and liability imposed on that member as a member of the Audit Committee and board of directors; and (ii) affect the duties, obligations or liability of any other member of the audit committee or board of directors.

2. Purposes.
   --------

The purposes of the Audit Committee are assisting the Board of Trustees in its oversight of the:

     (a) integrity, quality and objectivity of the Trust's financial statements and its accounting and financial reporting policies and practices;

     (b) soundness of the Trust's systems of internal controls regarding finance and accounting compliance;

     (c) independence and qualifications of the Trust's independent accountants;

     (d) performance of the Trust's internal audit function, which may be outsourced to a firm other than the Trust's independent accountants; and

     (e) Trust's compliance with legal and regulatory requirements including, but not limited to, requirements related to any codes of ethics adopted pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

The Audit Committee's role is one of oversight. The Trust's management is responsible for the preparation, presentation and integrity of the Trust's financial statements and maintenance of appropriate systems for accounting and internal control. The Trust's independent accountants are responsible for planning and conducting proper audits and reviews of the Trust's financial statements. Each member of the Audit Committee shall be entitled to rely on the accuracy of the financial and other information provided, and the representations made, to the Audit Committee by the Trust's independent accountants, its management and its investment adviser or its affiliates.

3. Authority.
   ---------

To carry out its purposes, the Audit Committee shall have the following powers and, to the extent imposed by applicable law or regulation, duties:

Financial Statement and Disclosure Matters

     (a) to review and discuss the Trust's annual financial statements with management and the independent accountants, including matters required to be discussed by SAS 61, as amended, or any successor or corollary accounting pronouncements;

     (b) at such time as may be required under the rules of the New York Stock Exchange, to review and discuss the Trust's quarterly financial statements with the Trust's management and independent accountants;

     (c) at such time as may be required under the rules of the New York Stock Exchange, to review and discuss the Trust's press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (including, but not limited to, net assets value and distributions) with the Trust's management;

     (d) to meet with the Trust's management, its internal auditors or independent accountants, including private meetings as necessary or appropriate, to review any material issues regarding accounting principles and financial statement presentations, including any significant changes in the Trust's selection or application of accounting principles, and major issues as to the adequacy of the Trust's internal controls and any special audit procedures adopted in light of material control deficiencies, if any. Such reviews may consider:

          (1) all critical accounting policies and practices to be used by the Trust;

          (2) significant financial reporting issues and judgments made in connection with the preparation of the Trust's financial statements, including any alternative accounting or disclosure treatments that have been discussed with the Trust's management; and

          (3) any other material communications between the independent accountants and the Trust's management.

     (e) to review any reported audit problems or other difficulties (including, but not limited to, any fraud, whether or not material, encountered during the course of the audit process) and management's responses thereto with the Trust's independent accountants;

     (f) to resolve any reported disagreements between the Trust's independent accountants and its management regarding financial reporting;

     (g) to discuss the independent accountants' report on the Trust's system of internal control required to be filed with its Form N-SAR;

Matters Related to Oversight of the Trust's Relationship with its Independent Accountants

     (h) to appoint or replace the Trust's independent accountants (subject to shareholder ratification, if applicable) and, in connection therewith, have the sole authority to approve the relevant engagement letter and audit engagement fees and terms as well as significant non-audit engagements with the independent accountants;

     (i) to approve, in advance, all audit and non-audit services that are not specifically prohibited pursuant to applicable law or regulation provided by the Trust's independent accountants to the Trust, and all non-audit services provided to the Trust's investment adviser (and its affiliates) where the nature of the services provided have a direct impact on the operations or financial reporting of the Trust, provided that, no such advance approval shall be required for non-audit services provided pursuant to pre-approval policies as may be adopted by the Audit Committee or are otherwise legally permissible without the Audit Committee's approval;

     (j) to meet with the Trust's independent accountants, including private meetings, as necessary (i) to review the arrangements for, and scope of, the annual audit and any special audits, agreed upon procedures or limited reviews; (ii) to discuss any matters of concern brought to their attention relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of said audit(s); (iii) to consider the accountants' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (k) at such time as may be required under the rules of the New York Stock Exchange, to review, at least annually, the qualifications, performance and independence of the Trust's independent accountants. In conducting each annual review the Audit Committee may:

          (1) obtain and review a report by the Trust's independent accountants describing:

               (i) the independent accounting firm's internal quality control procedures;

               (ii) any material issues raised by the most recent internal quality control review or peer review of the independent accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the past five years, respecting one or more independent audits carried out by the independent accounting firm, and any steps taken to deal with any such issues; and

               (iii) all relationships between the independent accountants and the Trust and its investment adviser and affiliates thereof.

          (2) consider the rotation of the lead audit and review partners, or the independent accounting firm itself;

          (3) receive from the Trust's independent accountants specific representations regarding their independence consistent with Independent Standards Board Standard No.1, as amended, or any corollary pronouncements, and discuss with the Trust's independent accountants any relationships or services that may impact their objectivity or independence; and

          (4) present any observations or conclusions with respect to the independent accountants to the Trust's Board of Trustees.

Legal and Compliance Matters

     (l) to review periodically with the Trust's legal counsel, including legal counsel retained by the Audit Committee (if any), any legal matter that could have a material impact on, or related to, the Trust's financial statements;

     (m)  to review the Trust's compliance programs and codes of ethics;

     (n) to review and approve the Committee reports required to be included in the Trust's annual Proxy Statement;

     (o) to receive the Trust's other filings with the SEC under the Securities and Exchange Act of 1934 including, but not limited to, the Trust's principal executive officer and principal financial officer disclosures concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust's internal controls, and to take such actions as are deemed appropriate in connection therewith;

     (p) to receive an update regarding any material inquiries from regulatory entities and the results, if applicable, or current status of, any regulatory examinations of the Trust, its investment adviser or its affiliates that raises material issues regarding the Trust's financial statements, results of operations, accounting policies or internal controls; and

     (q) to establish procedures for: (i) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal controls or auditing matters and (ii) the confidential, anonymous submission by the Trust's officers and its investment adviser's employees of concerns regarding questionable accounting, internal controls or auditing matters related to the Trust.

4. Meetings and Operating Matters.
   ------------------------------

The Audit Committee:

     (a) shall report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

     (b) shall keep written minutes of its meetings, which minutes shall be maintained with the Trust's books and records;

     (c) shall meet as often as required by law and is empowered to hold special meetings as circumstances require;

     (d) shall schedule and meet periodically in executive sessions with Trust's management, independent accountants, internal auditors and legal counsel, including legal counsel retained by the Audit Committee (if any);

     (e) may form and delegate authority to subcommittees or individual members when appropriate;

     (f) shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain the Trust's independent accountants, special counsel and other experts or consultants at the expense of the Trust;

     (g)  may perform a review and evaluation of the Committee's performance;

     (h) may review this charter and recommend any changes to the full Board of Trustees; and

     (i) may, notwithstanding the Audit Committee's authority and responsibility as outlined above, perform such additional activities, and consider such other matters, within the scope of its purpose, as stated above, as the Audit Committee of the Board of Trustees deems appropriate.

--------------------------------------------------------------------------------
                                    APPENDIX
                                 FORM OF PROXY

                       MASSMUTUAL PARTICIPATION INVESTORS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Stephen L. Kuhn and Charles C. McCobb, Jr., and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 30, 2004, at 1:00 p.m. Eastern time, and at any adjournments thereof (the "Annual Meeting").

     THIS PROXY WILL BE VOTED ON ITEMS (1) AND (2) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEMS
(1) AND (2).

     THIS PROXY WILL BE VOTED ON ITEM (3) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFOREMENTIONED PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM
(3).

Address Changes: _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (If you noted any address changes above,
                  please mark corresponding box on other side.)

                           PLEASE SIGN ON REVERSE SIDE

                                SEE REVERSE SIDE
--------------------------------------------------------------------------------

                                                         APPENDIX
                                                      FORM OF PROXY
MASSMUTUAL PARTICIPATION INVESTORS          MASSMUTUAL PARTICIPATION INVESTORS
C/O DAVID L. BABSON & COMPANY INC.          THIS PROXY IS SOLICITED ON BEHALF
1500 MAIN STREET                                OF THE BOARD OF TRUSTEES
SUITE 1100                                 The undersigned hereby appoints
SPRINGFIELD, MA 01115                      Stephen L. Kuhn and Charles C.
                                           McCobb, Jr., and each of them,
                                           attorneys and proxies of the
                                           undersigned, with power of
                                           substitution to vote all shares of
                                           MassMutual Participation Investors
                                           (the "Trust") which the undersigned
                                           is entitled to vote at the Annual
                                           Meeting of shareholders of the Trust
                                           to be held in the Oak Room of
                                           Massachusetts Mutual Life Insurance
                                           Company, 1295 State Street,
                                           Springfield, Massachusetts 01111, on
                                           Friday, April 30, 2004, at 1:00 p.m.
                                           Eastern time, and at any adjournments
                                           thereof (the "Annual Meeting").

                                           THIS PROXY WILL BE VOTED ON ITEMS
                                           (1) AND (2) IN ACCORDANCE WITH
                                           THE INSTRUCTIONS GIVEN ON THIS CARD,
                                           AND IN THE ABSENCE OF INSTRUCTIONS
                                           THE UNDERSIGNED HEREBY AUTHORIZES THE
                                           AFORESAID PROXY OR PROXIES TO VOTE
                                           FOR ITEMS (1) AND (2).
To vote by Mail
                                           THIS PROXY WILL BE VOTED ON ITEM (3)
1) Read the Proxy Statement.               IN THE SOLE AND ABSOLUTE DISCRETION
2) Check the appropriate boxes on          OF THE PROXY AND IN THE ABSENCE OF
   the proxy card below.                   INSTRUCTIONS THE UNDERSIGNED HEREBY
3) Sign and date the proxy card.           AUTHORIZES THE AFOREMENTIONED PROXY
4) Return the proxy card in the            OR PROXIES TO VOTE ON ANY MATTER
   envelope provided.                      RAISED PURSUANT TO ITEM (3).




TO VOTE, MARK BLOCKS BELOW IN BLUE OR
BLACK INK AS FOLLOWS:                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
MASSMUTUAL PARTICIPATION INVESTORS

1.   Election of Trustees                     FOR    WITHHOLD    FOR ALL
                                              ALL      ALL       EXCEPT
Nominees for re-election: (01) Donald E.      [_]      [_]         [_]
Benson, (02) Donald Glickman and (03) Robert
E. Joyal for the terms set forth in the
proxy statement.
                                             To withhold authority to vote, mark
                                             "For All Except" and write the
                                             nominee's number on the line below.

                                             ___________________________________

VOTE ON PROPOSAL
                                                  FOR    AGAINST    ABSTAIN

2.   Approval of continuance of the Trust's       [_]      [_]        [_]
     Investment Advisory and Administrative
     Services Contract with David L. Babson
     & Company Inc. dated October 7, 1988.

3.   The proxies are authorized to vote on
     any other business that may properly
     come before the Annual Meeting. The
     proxies are hereby authorized to vote
     on any other business in their sole
     and absolute discretion.


Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

For address changes, please check this box and             [ ]
write them on the back where indicated.

Please indicate if you plan to attend this meeting.  Yes[ ]   No[ ]


Signature:                                      Date:

Signature:(Joint Owners)                        Date: